EXHIBIT 10.11

AMENDMENT NO. 2

TO

SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT

IN THE AMOUNT OF US$5,000,000

BY AND AMONG

GREEN INNOVATIONS, LTD.,

as Borrower,

GREEN HYGIENICS, INC.,
as Guarantor,

AND

TCA GLOBAL CREDIT MASTER FUND, LP,
as Lender

March 17, 2014

AMENDMENT NO. 2 TO
SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT

THIS AMENDMENT NO. 2 TO SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT (this “Amendment”) is dated and effective as of March 17, 2014 (the “Effective Date”), by and among (i) GREEN INNOVATIONS, LTD., a corporation incorporated under the laws of the State of Nevada (the “Borrower”), (ii) GREEN HYGIENICS, INC., a corporation incorporated under the laws of the State of Florida, and any entity which becomes a Subsidiary of the Borrower pursuant to Section 3.4 of the Credit Agreement following the date hereof (together, jointly and severally, the “Guarantors” and together with the Borrower, the “Credit Parties”), and (ii) TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands, as lender (the “Lender”).

W I T N E S S E T H

WHEREAS, the Credit Parties and Lender have entered into that certain senior secured revolving credit facility agreement, dated as of August 31, 2013 and effective as of October 24, 2013 (the “Credit Agreement”), pursuant to which the Lender agreed to make available to the Borrower a secured revolving loan in the amount of up to Five Million United States Dollars (US$5,000,000), subject to the terms and conditions therein contained, and of this amount, the Lender made an initial principal advance of One Million and No/100 United States Dollars (US$1,000,000) to the Borrower;

WHEREAS, the Credit Parties have previously entered into that certain amendment no. 1 to the Credit Agreement, dated as of January 17, 2014 (“Amendment No. 1”), pursuant to which the Lender advanced an additional principal amount of Five Hundred Thousand United States Dollars (US$500,000) to the Borrower;

WHEREAS, as of March 13, 2014, the parties agree that a total aggregate amount of One Million Four Hundred Fifty Six Thousand One Hundred Thirty Four and 50/100 United States Dollars (US$1,456,134.50) of principal is outstanding but disagree as to the amount of interest and fees outstanding;

WHEREAS, the parties to this Amendment desire to resolve their disputes on the terms set forth herein and further amend the Credit Agreement, as previously amended by Amendment No. 1, as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement, as previously amended.

2. Loan Balance. Subject to the parties’ full performance of their respective obligations under this Amendment and the Credit Agreement as previously amended, the parties agree that the total aggregate amount of One Million Five Hundred and Six Thousand One Hundred Thirty Four and 50/100 United States Dollars (US$1,506,134.50) of principal will be considered outstanding as of March 13, 2014 (which shall include the Amendment Fee (as defined below) and certain interest owed as of the date hereof), and no interest and fees shall be considered outstanding as of the date hereof.

3. Transfer to Lender from Borrower. Within two (2) business days of the full execution of this Amendment, Borrower shall transfer One Hundred Sixteen Thousand Nine Hundred Eighty Two and 72/100 United States Dollars (US$116,982.72), via wire transfer or electronic funds transfer, to an account designated by Lender, and immediately after such transfer, the parties agree, again subject to the parties’ full performance of their respective obligations under this Agreement and the Credit Agreement as previously amended, that the total aggregate amount of One Million Three Hundred Eighty Nine Thousand One Hundred Fifty One and 78/100 United States Dollars (US$1,389,151.78) of principal will be considered outstanding (which shall include the Amendment Fee (as defined below) and certain interest owed as of the date hereof), and no interest and fees will be considered outstanding, immediately after such transfer.

4. Transfers to Borrower from Lock Box Account. Lender agrees to transfer Net Amounts, if any, via wire transfer or electronic funds transfer, to an account designated by Borrower twice a week as required by Section 2.1(e)(i) of the Credit Agreement. The parties acknowledge and agree that Lender’s agreement to do so is a material inducement for Credit Parties to enter into this Amendment, and Lender’s failure to do so will constitute a material breach of this Amendment and the Credit Agreement and nullify the other terms of this Amendment.

5. Amendment Fee. The Credit Parties agree to pay to the Lender, upon the execution hereof, an amendment fee equal to Fifty Thousand United States Dollars (US$50,000) (the “Amendment Fee”) in connection with the preparation and execution of this Amendment and as consideration for, among other things, Lender’s agreement to the amendments to the Credit Agreement contained herein, which such fee the Credit Parties hereby authorize the Lender to immediately add to the principal amount due under the Credit Agreement, as amended.

6. Amendment of the Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement, as previously amended, is hereby further amended and supplemented as follows:

(a) all references to the “Senior Secured Revolving Credit Facility Agreement” or the “Agreement” contained in the Credit Agreement, as previously amended, shall be deemed to refer to the Credit Agreement, as previously amended and as further amended hereby;

(b) Section 1.1 shall be amended to delete the definition of “Reserve Amount” in its entirety.

(c) Section 1.1(ooo) shall be deleted in its entirety and shall be replaced with the following:

“Revolving Loan Maturity Date” shall mean the earlier of (a) October 25, 2014, unless the date shall be extended pursuant to Section 2.3 hereof or by Lender pursuant to any modification, extension or renewal note executed by Borrower, consented and agreed to by each Guarantor, and accepted by Lender in its sole and absolute discretion in substitution for the Revolving Notes, (b) upon prepayment of all of the outstanding Revolving Notes by Borrower (subject to Section 2.1(d)(ii)), or (c) the occurrence of an Event of Default and acceleration of all of the outstanding Revolving Notes pursuant to this Agreement.

(d) Section 2.1(d)(i) shall be deleted in its entirety and shall be replaced with the following:

Mandatory Principal Repayments. Twenty percent (20%) of all amounts deposited into the Lock Box Account shall be held by the Lender and credited toward the outstanding principal balance of all Revolving Loans (such dollar amount credited in any given month based upon the percentage withholding, the “Monthly Percentage Credit Amount”), provided, however, in the event that the Monthly Percentage Credit Amount in any given calendar month does not equal a minimum of Fifty Five Thousand United States Dollars (US$55,000) (the “Monthly Repayment Minimum”), then the Lender shall, during the immediately subsequent calendar month, in addition to the regular withholding of the Monthly Percentage Credit Amount during such month, withhold additional amounts deposited into Lockbox equal to (x) the Monthly Repayment Minimum minus (y) the total Monthly Percentage Credit Amount from such immediately preceding calendar month. The principal amounts to be repaid pursuant to this Section shall be referred to herein as the “Mandatory Principal Repayment Amount”. All Revolving Loans hereunder shall be repaid by Borrower on or before the Revolving Loan Maturity Date, unless payable sooner or later pursuant to the provisions of this Agreement, as amended.

(e) Section 2.1(e)(i)(5) shall be deleted in its entirety.

(f) Section 2.1(e)(i)(6) shall be re-numbered as Section 2.1(e)(i)(5).

(g) Section 2.1(e)(i)(7) shall be re-numbered as Section 2.1(e)(i)(6).

(h) Section 2.1(e)(i)(8) shall be re-numbered as Section 2.1(e)(i)(7) and shall be revised to delete the text “(including any Reserve Amount then in the Lock Box Account)”.

(i) Section 12 shall be amended by deleting the final paragraph in such Section.

7. Renewal of Revolving Loan. Pursuant to Section 2.3 of the Amended Credit Agreement, by its execution hereof, the Borrower hereby provides written notice to Lender of Borrower’s election to renew the Revolving Loan Commitment and extend the Revolving Loan Maturity Date until October 25, 2014 (subject to the terms and conditions of the Credit Agreement, as amended hereby) and, by its execution hereof, the Lender hereby consents and agrees to such renewal and extension.

8. Representations and Warranties. The Credit Parties represent and warrant to the Lender that immediately after giving effect to this Amendment, the representations and warranties of the Credit Parties set forth in the Credit Agreement, as previously amended, are true and correct in all material respects and no Default or Event of Default shall have occurred and be continuing.

9. Security Interest Confirmation. The Credit Parties each hereby represent, warrant and covenant that (i) the Lender’s security interests in all of the “Collateral” (as such term is defined in each Security Agreement executed by each of the Credit Parties in connection with the Credit Agreement) are and remain valid, perfected, security interests in such Collateral, (ii) all additional obligations incurred by the Credit Parties in connection with this Amendment constitute Obligations (as defined in the Credit Agreement, as previously amended) and such additional obligations are each secured by Lender’s security interests in all of the Collateral, and (iii) the Credit Parties have not granted any other encumbrances or security interests of any nature or kind in favor of any other Person affecting any of such Collateral, other than Permitted Liens.

10. Ratification. The Credit Parties hereby acknowledge, represent, warrant and confirm to Lender that: (i) each of the Loan Documents executed by the Credit Parties are valid and binding obligations of the Credit Parties, enforceable thereagainst in accordance with their respective terms; (ii) all obligations of the Credit Parties under all the Loan Documents are, shall be and continue to be secured by and under the Security Agreements, the Guaranty Agreements, the UCC Financing Statements, and all other Loan Documents; and (iii) no oral representations, statements, or inducements have been made by Lender or any agents or representatives of the Lender with respect to any of the Loan Documents.

11. Confession of Judgment. Upon the occurrence of an Event of Default under or pursuant to the Credit Agreement, as amended, in addition to any other rights or remedies the Lender may have under the Loan Documents or applicable law, the Lender shall have the right, but not the obligation, to cause the Confession of Judgment (as defined below) to be entered into by a court of competent jurisdiction.

12. Waiver. Subject to the parties’ full performance of their respective obligations under this Amendment and the Credit Agreement as previously amended, the Credit Parties and the Lender each hereby waive any claim against the other party for default or breach arising prior to the Effective Date hereof, and the Lender hereby waives any and all defaults or Events of Default with respect to Section 2.1(e) of the Credit Agreement , or any other Section of the Credit Agreement as previously amended, which have occurred and are continuing as of the date hereof. Lender waives any right to payment of any penalty that has been accrued and is currently owed by the Credit Parties to the Lender pursuant to Section 12 of the Credit Agreement or any other Section of the Credit Agreement, as previously amended. Each of the Credit Parties and the Lender hereby represent and warrant that, immediately following the waivers provided in this Section, there exists no breach, default or Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute a breach, default or an Event of Default.

13. Covenants. The Lender and each Credit Party hereby reaffirms that it has duly performed and observed the covenants and undertakings set forth in the Credit Agreement and each Loan Document, and covenants and undertakes to continue to duly perform and observe such covenants and undertakings, as amended hereby, so long as the Credit Agreement, as previously amended and as further amended hereby, shall remain in effect.

14. No Other Amendment. All other terms and conditions of the Credit Agreement, as previously amended, shall remain in full force and effect and the Credit Agreement, as previously amended, shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

15. Conditions Precedent. The effectiveness of this Amendment shall be expressly subject to the following conditions precedent:

(a) Amendment. Lender and Credit Parties shall have executed and delivered to the other two original copies of this Amendment;

(b) Complaint. The Credit Parties shall file any and all documents necessary in order to dismiss without prejudice the Complaint filed by the Credit Parties, as plaintiffs, against the Lender, as defendant, in the Circuit Court of the 17th Judicial Circuit in and for Broward Country, Florida;

(c) Amended and Restated Revolving Convertible Promissory Note. The Credit Parties shall have executed and delivered to the Lender an original copy of the Amended and Restated Revolving Convertible Promissory Note in the form attached hereto as Exhibit A.

(d) Confession of Judgment. The Credit Parties shall have executed and delivered to the Lender two original copies of the Confession of Judgment in the form attached hereto as Exhibit B (the “Confession of Judgment”); and

(e) Corporate Documents. The Lender shall have received such evidence as it may require as to the authority of the officers or attorneys-in-fact executing this Amendment and such other corporate documents it may request, including, but not limited to, approval of the board of directors of each of the Credit Parties, resolutions of the shareholders of the Subsidiaries of the Borrower, an officer’s certificate of each Credit Party, each in form and substance satisfactory to the Lender in its sole discretion.

16. Execution in Counterparts. This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

17. Authority and Approval of Agreement; Binding Effect. The execution and delivery by the Credit Parties of this Amendment, and the documents executed and delivered in connection herewith, and the performance by Credit Parties of all of its obligations hereunder and thereunder, have been duly and validly authorized and approved by the Credit Parties and its boards of directors pursuant to all applicable laws, and other than the corporate action or resolutions delivered by the Credit Parties in connection with this Amendment, no other corporate action or consent on the part of the Credit Parties, its board of directors, stockholders or any other Person is necessary or required by the Credit Parties to execute this Amendment, and the documents executed and delivered in connection herewith and therewith, to consummate the transactions contemplated herein and therein, or perform all of the Credit Parties’ obligations hereunder and thereunder. This Amendment, and each of the documents executed and delivered in connection herewith and therewith, have been duly and validly executed by the Credit Parties (and the officer executing this Amendment and all such other documents is duly authorized to act and execute same on behalf of the Credit Parties) and constitute the valid and legally binding agreements of the Credit Parties, enforceable against the Credit Parties in accordance with their respective terms.

18. GOVERNING LAW. EXCEPT IN THE CASE OF THE MANDATORY FORUM SELECTION CLAUSE SET FORTH HEREIN, THIS AMENDMENT, THE CREDIT AGREEMENT, AS PREVIOUSLY AMENDED AND AS FURTHER AMENDED HEREBY, THE LOAN DOCUMENTS AND THE REVOLVING NOTE SHALL BE SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

19. MANDATORY FORUM SELECTION. ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH THE AMENDMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THE AMENDMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA LAW.

20. Amendment Effective Date. All references in any Loan Document to the Credit Agreement on and after the date hereof shall be deemed to refer to the Credit Agreement as previously amended and as further amended hereby, and the parties hereto agree that on and after the Effective Date, the Credit Agreement, as previously amended and as further amended hereby, is in full force and effect.

[signatures pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWER:

GREEN INNOVATIONS, LTD.

By:	/s/ Bruce Harmon
Name:	Bruce Harmon
Title:	Chief Financial Officer

LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:	/s/ Robert Press
Name:	Robert Press
Title:	Director

[ signature page 1 of 2 ]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing amendment no. 2 to the senior secured revolving credit facility agreement (the “Amendment”) as a guarantor, hereby consents and agrees to said Amendment and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said Amendment.

GUARANTOR:

GREEN HYGIENICS, INC.

By:	/s/ Bruce Harmon
Name:	Bruce Harmon
Title:	Chief Financial Officer

[ signature page 2 of 2 ]

EXHIBIT A

AMENDED AND RESTATED REVOLVING
CONVERTIBLE PROMISSORY NOTE

EXHIBIT B

CONFESSION OF JUDGMENT